===============================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                              (AMENDMENT NO.     )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12


                         THE DAVEY TREE EXPERT COMPANY
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                  XXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:............

(2)  Aggregate number of securities to which transaction applies:...............

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:................................

(4)  Proposed maximum aggregate value of transaction:...........................

(5)  Total fee paid:............................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:....................................................

(2)  Form, Schedule or Registration Statement No.:..............................

(3)  Filing Party:..............................................................

(4)  Date Filed:................................................................

================================================================================

                                 [DAVEY LOGO]





                                THE DAVEY TREE
                                EXPERT COMPANY







                                NOTICE OF 2000
                                ANNUAL MEETING
                                      AND
                                PROXY STATEMENT

                                 [DAVEY LOGO]






R. Douglas Cowan
Chairman of the Board and
 Chief Executive Officer

Karl J. Warnke
President and
 Chief Operating Officer


                                                               April 19, 2000

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders to be held at the Sheraton Suites, Cuyahoga Falls, Ohio at 5:00 p.m. on Tuesday, May 16, 2000. We hope you will be able to attend.

The Notice of Annual Meeting of Shareholders and the Proxy Statement, which are included in this booklet, describe the matters to be acted upon at the meeting. Regardless of the number of shares you own, your vote on these matters is important. Whether or not you plan to attend the meeting, we urge you to mark your choices on the enclosed proxy card and sign and return it in the envelope provided. If you later decide to vote in person at the meeting, you will have an opportunity to revoke your proxy and vote by ballot.

We look forward to seeing you at the meeting.

Sincerely,



R. DOUGLAS COWAN                   KARL J. WARNKE
Chairman of the Board and          President and
Chief Executive Officer            Chief Operating Officer

                         THE DAVEY TREE EXPERT COMPANY

                           NOTICE OF ANNUAL MEETING
                                OF SHAREHOLDERS

The Annual Meeting of Shareholders of The Davey Tree Expert Company will be held at the Sheraton Suites, Cuyahoga Falls, Ohio, at 5:00 p.m. on Tuesday, May 16, 2000. The purpose of the meeting is:

  1.   To elect directors to the class whose term expires in 2003.

  2. To hear reports and to transact any other business that may properly come before the meeting.

Shareholders of record at the close of business on April 1, 2000, are entitled to notice of and to vote at the meeting.

                                   For the Board of Directors



                                   DAVID E. ADANTE
                                   Secretary

April 19, 2000

                         THE DAVEY TREE EXPERT COMPANY

                                PROXY STATEMENT

The Board of Directors of The Davey Tree Expert Company requests your proxy for use at the Annual Meeting of Shareholders to be held on May 16, 2000, and at any adjournments of that meeting. This Proxy Statement is to inform you about the matters to be acted upon at the meeting.

If you attend the meeting, you can vote your shares by ballot. If you do not attend, your shares can still be voted at the meeting if you sign and return the enclosed proxy card. Shares represented by a properly signed card will be voted in accordance with the choices marked on the card. If no choices are marked, the shares will be voted to elect as directors the nominees listed on pages three and four. You may revoke your proxy before it is voted by submitting another proxy card with a later date or by giving notice to the Company in writing or orally at the meeting.

This Proxy Statement and the enclosed proxy card are being mailed to shareholders on or about April 19, 2000. The Company's executive offices are located at 1500 North Mantua Street, Kent, Ohio 44240. Its telephone number is
(330) 673-9511.

                             ELECTION OF DIRECTORS

The Company's Board of Directors is now composed of ten directors, four directors in the class whose terms expire in 2000, three directors in the class whose terms expire in 2001 and three directors in the class whose terms expire in 2002. Two vacancies, as described below, will exist on the Board of Directors after the 2000 Annual Meeting of Shareholders. Each of the directors serves for a term of three years and until a successor is elected. The Board met five times during the last fiscal year.

Nominees for election as directors for the term expiring in 2003, as well as present directors, whose term will continue after the meeting, appear below. The Board of Directors recommends you vote for the nominees listed.

NOMINEES FOR DIRECTORS WHOSE TERMS EXPIRE IN 2003

KARL J. WARNKE, age 48, has been the President and Chief Operating Officer of the Company since 1999. Prior to that, Mr. Warnke was Executive Vice President of the Company since 1993 and was Vice President and General Manager, Utility Services, since 1988.

WILLARD R. HOLLAND, age 64, was the Chairman of the Board and Chief Executive Officer of FirstEnergy Corporation, an electric utility, since 1997 and Chairman of the Board of Pennsylvania Power, an electric utility, since 1993 and until his retirement as CEO in 1999 and as Chairman in 2000. Prior to that, he was Chief Executive Officer of Ohio Edison, one of the predecessors of FirstEnergy Corporation, from 1993 to 1997 and Chairman of Ohio Edison from 1996 to 1997. Mr. Holland joined Ohio Edison in 1991 as President and Chief Operating Officer. He is a director of A. Schulman, Inc., a supplier of fabricated plastics to manufacturers.

RICHARD S. GRAY, age 68, has been a director of the Company since 1991. He had been president of Enterprise Development, Incorporated, a non-profit organization that provides counsel and assistance to new enterprises, since April 1987 and until his retirement in 1998. He is a director of SIFCO Industries, Inc., a provider of specialty components for aerospace applications. He is also a director of Shiloh Industries, Inc., a steel processor and supplier of blanks and stampings to industrial manufacturers.

After many years of distinguished service, Messrs. Richard E. Dunn and William
D. Ginn are retiring from the Board of Directors at the end of their current terms. Mr. Warnke has been nominated to fill Mr. Dunn's position and Mr. Holland has been nominated to fill Mr. Ginn's position.

Due to other commitments, Mr. Thomas G. Murdough, Jr. has elected to not stand for reelection to the Board of Directors at the end of his term. No nominee has been identified to fill the position vacated by Mr. Murdough.

PRESENT DIRECTORS WHOSE TERMS EXPIRE IN 2001

R. CARY BLAIR, age 60, has been a director of the Company since 1989. He has been President and Chief Executive Officer of the Westfield Companies, a regional property, casualty, and life insurance company headquartered in Westfield, Ohio, since 1991. He has been a director of the Westfield Companies since 1984 and is a director of Inter-Ocean Reinsurance Co., Ltd., a multi-line finite re-insurance concern. He is also a director of First Merit Corporation, a financial institution headquartered in Akron, Ohio.

DOUGLAS K. HALL, age 48, has been a director of the Company since 1998. He was named CEO and Vice Chairman of Earth Satellite Corporation, a provider of remote sensing utilizing geographic information systems (GIS) in 1999. Prior to joining Earth Satellite, and since 1996, he was Vice President and Chief Operations Officer of The Nature Conservancy, an international conservation organization with 900,000 members. From 1993 to 1996, he served as Assistant Secretary for Oceans and Atmosphere and Deputy Administrator of the National Oceanic and Atmospheric Administration (NOAA) in the U.S. Department of Commerce.

JAMES H. MILLER, age 73, has been a director of the Company since 1985. Mr. Miller has been retired since 1986. Before his retirement, he was Vice President-Administration of GenCorp, Inc. (formerly the General Tire and Rubber Co.), a tire manufacturer.

PRESENT DIRECTORS WHOSE TERMS EXPIRE IN 2002

R. DOUGLAS COWAN, age 59,has been a director of the Company since 1982, Chairman of the Board since 1997, and Chief Executive Officer since 1988, and was President for more than five years until 1999 when his successor was elected.

RUSSELL R. GIFFORD, age 60, has been a director of the Company since 1997. He was President of Consolidated Natural Gas System, an unregulated marketing arm of CNG Energy Services Corporation, from 1994 to his retirement in 1997. Mr. Gifford is a director of Applied Industrial Technologies, Inc., a parts and service distribution company.

There is currently a vacancy on the Board of Directors in the class whose terms expire in 2002.

COMMITTEES OF THE BOARD OF DIRECTORS;
ATTENDANCE

The present members of the Audit Committee are Messrs. Dunn, Gifford, Hall, and Gray (Chairman). The Audit Committee reviews the proposed audit programs (including both independent and internal audits) for each fiscal year, the results of these audits, and the adequacy of the Company's systems of internal control. The Committee also recommends to the Board of Directors the appointment of the independent auditors for each fiscal year. The Audit committee met two times during the last fiscal year.

The present members of the Compensation committee are Messrs. Blair (Chairman), Gifford, Gray, and Miller. The Compensation Committee recommends to the Board of Directors the salaries and other compensation of executive officers of the Company and supervises the administration of the Company's benefits programs. The Compensation Committee met two times during the last fiscal year.

The present members of the Nominating Committee are Messrs. Blair, Cowan, Dunn, Ginn (Chairman), Hall, and Murdough. The Nominating Committee screens and nominates candidates for election as directors and recommends committee members for appointment by the Board of Directors. The Nominating Committee will consider nominees for the Board of Directors recommended by shareholders. A shareholder who wishes to suggest a director candidate for consideration by the Nominating Committee should consult the applicable provision of the Company's Regulations, which are available for inspection at the Company's offices during business hours. The Nominating Committee met two times during the last fiscal year.

The present members of the Finance Committee are Messrs. Cowan, Ginn, Miller (Chairman), and Murdough. The Finance Committee reviews the Company's annual business plan as developed by management and recommends it to the Board of Directors for approval. The Committee also reviews longer-term financial issues affecting the Company's ownership structure, financial condition and business plans. The Finance Committee met three times during the last fiscal year.

During the last fiscal year, each director attended at least 75% of the meetings of the Board of Directors and of the committees on which he served.

COMPENSATION OF DIRECTORS

The Company pays directors who are not executive officers of the Company a fee of $11,000 per year plus $1,000 for the first and $500 for each additional Board or Committee meeting attended on the same day, plus reasonably incurred travel and lodging expenses. Chairmen of Committees receive an additional retainer of $2,500 per year and a non-employee Chairman of the Board receives an additional $5,000 retainer per year. Directors receive a fee of $500 for each written consent related to considering the authorization or taking of an action without a meeting. Directors may defer all or part of their fees in cash or stock until their retirement as directors.

OWNERSHIP OF COMMON SHARES

The following table shows, as of April 1, 2000, the number and percent of Common Shares of the Company beneficially owned by each nominee, director, the officers listed in the Summary Compensation Table, and all directors and officers as a group:

                                    NUMBER OF
NAME                              SHARES (1)(2)   PERCENT (2) (3)
----                              -------------   ---------------
R. Douglas Cowan                      382,652           4.60%
R. Cary Blair                          14,000           0.17%
Thomas Murdough, Jr.                    8,000           0.10%
Richard E. Dunn                         2,400           0.03%
William D. Ginn                        26,600           0.32%
Richard S. Gray                        12,000           0.15%
James H. Miller                        40,000           0.49%
Russell R. Gifford                      8,200           0.10%
Douglas K. Hall                         4,000           0.05%

Karl J. Warnke                        207,690           2.51%
David E. Adante                       203,699           2.46%
Howard D. Bowles                      203,227           2.46%
C. Kenneth Celmer                     159,023           1.93%
20 directors and officers
 as a group, including
 those listed above                 2,041,624          22.78%

---------------------

1. Other than as described below, beneficial ownership of the Common Shares listed in the tables is comprised of sole voting and investment power, or voting and investment power, shared with a spouse.

    Includes shares allocated to individual accounts under the Company's 401KSOP and ESOP Plan (the "KSOP") with respect to which the following executive officers have only sole voting power as follows: R. Douglas Cowan, 44,929 shares, Karl J. Warnke, 18,298 shares, David E. Adante, 22,935 shares, Howard D. Bowles, 27,204 shares, C. Kenneth Celmer, 35,313 shares, and 291,922 shares by all officers as a group.

2. These include the right to purchase on or before May 31, 2000, upon the exercise of outstanding stock options, 129,600 Common Shares by Mr. Cowan, 92,000 Common Shares by Mr. Warnke, 92,000 Common Shares by Mr. Adante, 68,800 Common Shares by Mr. Bowles, 60,800 Common Shares by Mr. Celmer and 721,600 Common Shares by all directors and officers as a group.

3. Percentage calculation based on total shares outstanding plus the options exercisable by the respective individual on or before May 31, 2000, in accordance with Rule 13d-3(d) of the Securities Exchange Act of 1934.

To the Company's knowledge, as of April 1, 2000, no person or entity was an owner, beneficial or otherwise, of more than five percent of the outstanding Common Shares of the Company. Key Trust Company of Ohio, N. A., trustee of the KSOP, 127 Public Square, 14th Floor, Cleveland, Ohio 44114, had, as of April 1, 2000, certain trustee imposed rights and duties with respect to Common Shares held by it. The number of Common Shares held in the KSOP as of April 1, 2000 was 2,994,708, 36.53% of the outstanding Common Shares of the Company.

                      REMUNERATION OF EXECUTIVE OFFICERS

The table below shows the cash compensation of the five highest paid executive officers of the Company whose aggregate cash compensation exceeded $100,000.

                          SUMMARY COMPENSATION TABLE

                                             ANNUAL COMPENSATION
                                 ---------------------------------------------
                                                                    ALL OTHER
                                                                     ANNUAL
    NAME AND                                                         COMPEN-
PRINCIPAL POSITION               YEAR      SALARY         BONUS     SATION (1)
------------------               ----      ------         -----     ----------
R. Douglas Cowan                 1999      303,269         71,150     2,400
Chairman and                     1998      278,907        195,000     1,696
Chief Executive Officer          1997      260,577        130,000     2,400

Karl J. Warnke                   1999      193,269         94,800       ---
President and                    1998      172,028        103,100     1,662
Chief Operating Officer          1997      165,115         75,650     2,400

David E. Adante                  1999      180,115         33,025     2,400
Executive Vice President,        1998      172,028        100,000     1,710
Chief Financial Officer          1997      165,115         75,650     2,400
and Secretary-Treasurer

Howard D. Bowles                 1999      142,846         80,600       ---
Vice President and               1998      130,677         90,000     1,330
General Manager                  1997      122,308         71,400     2,400
Davey Tree Surgery Company

C. Kenneth Celmer                1999      140,115         81,750     2,400
Vice President, General          1998      130,253         90,100     1,696
Manager, Residential Services    1997      122,308         72,400     2,400
------------------------

(1) All other compensation represents amounts allocated to the participant accounts for each of the officers under the terms of the Company's 401KSOP and ESOP.

                       OPTION GRANTS IN LAST FISCAL YEAR

The Company made no grants of stock options to any named executive officer during the last completed fiscal year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                                                  VALUE OF UNEXERCISED
                                                  NUMBER OF UNEXERCISED               IN-THE-MONEY
                      SHARES                     OPTIONS HELD AT FISCAL        OPTIONS AT FISCAL YEAR END
                     ACQUIRED       VALUE              YEAR END                         ($) (2)
                        ON         REALIZED    --------------------------      ---------------------------
NAME               EXERCISE (#)    ($) (1)     EXERCISABLE  UNEXERCISABLE      EXERCISABLE   UNEXERCISABLE
----               ------------   ---------    -----------  -------------      -----------   -------------

R. D. Cowan           48,000       398,520        129,600       22,400         $   789,120    $   114,240
Karl J. Warnke        32,000       265,680         92,000       16,000             558,590         81,600
David E. Adante       32,000       265,680         92,000       16,000             558,590         81,600
Howard D. Bowles      32,000       265,680         68,800       11,200             421,690         57,120
C. Kenneth Celmer     24,000       272,460         60,800       11,200             370,210         57,120


(1) The value realized upon exercise of options is based on the difference between the option exercise price and the fair market value at the date of exercise.

(2) The value of unexercised options is based on the year-end price of $13.00 per share.

PENSION PLAN TABLE

The table below shows estimated annual benefits payable under the employee retirement plan to an employee, including officers (other than to an employee who is subject to a collective bargaining agreement), retiring at age 65, and electing a life benefit without survivor options, with the years of benefit service and base compensation indicated. Such benefits are reduced to recognize in part the Company's cost of Social Security benefits related to service with the Company. The Company's plans also provide for the payment of benefits to an employee's surviving spouse or beneficiary.

   FINAL
  AVERAGE
    BASE           10        15        20        25        30         35+
COMPENSATION     YEARS     YEARS     YEARS     YEARS     YEARS       YEARS
------------     -----     -----     -----     -----     -----       -----

   100,000       5,008     7,512    10,016    12,521    15,025       17,529
   125,000       6,508     9,762    13,016    16,271    19,525       22,779
   150,000       8,008    12,012    16,016    20,021    24,025       28,029
   160,000
    and up       8,608    12,912    17,216    21,521    25,825       30,129

A participant generally will be credited with a year of benefits service for each year after December 31, 1996, that he was eligible to participate in the pension plan. An employee's Final Average Annual Compensation is his average W-2 earnings for the years he participated in the plan and for the year 1999 cannot include compensation in excess of $160,000.

The credited years of service for Messrs. Cowan, Warnke, Adante, Bowles, and Celmer are 14.4, 11.0, 17.0, 24.0 and 16.1, respectively.

                        COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                                 THE DAVEY TREE EXPERT COMPANY


                           1994    1995     1996     1997     1998    1999
                           ----    ----     ----     ----     ----    ----
  DAVEY                     100     114      156      227      283     233
  S&P 500 COMPOSITE - LTD.  100     138      169      226      290     351
  S&P SERVICE (COMML. &
   CONSUMER) 500            100     135      139      191      157     150


                       REPORT OF COMPENSATION COMMITTEE

GENERAL

The Compensation Committee of the Board of Directors, composed entirely of non-employee Directors, is responsible for management succession matters, for administering the Company's executive incentive and benefits programs, and for establishing salaries for executive officers. The Committee's recommendations in these matters are presented to the Board of Directors for approval. In its deliberations, the Committee periodically retains outside professionals to assess the fairness of the Company's compensation programs and meets frequently with the Chief Executive Officer of the Company to obtain management's recommendations on compensation issues.

COMPENSATION POLICIES

The Committee is careful to align executive officer compensation with the interest of shareholders. The Committee has established a policy whereby a substantial portion of the compensation of executive officers, including the chief executive officer, is contingent on the profitability of the Company. Approximately twenty to forty percent of an executive officer's compensation is determined based on pre-tax profits of the Company, after a target return on shareholders' equity is achieved. The fundamental theory of this policy is that the shareholders of the Company are entitled to a fair pre-tax return on their investment before any incentive payments are made to executive officers. To the extent that the efforts of the executive officers result in a higher return on shareholders' equity, the Committee believes that the officers should be rewarded. The Committee and the Board of Directors believe that this compensation policy creates a significant incentive for management of the Company, which in turn creates long-term benefits for the shareholders.

BASE SALARY

Base salary levels are largely determined on the basis of comparisons with similar companies of approximately the same size. The Committee periodically retains a nationally known compensation consulting firm to conduct a compensation competitiveness study to determine the adequacy of the Company's compensation for executive officers compared to the compensation of officers in comparable companies. The last study was conducted in 1998, and compensation ranges were established by the Committee for each of the officers on the basis of job description and market comparisons. The Committee's general policy regarding base salary is that the Company's executive officers should be compensated near the "mid-point" of the market range established by the consultants, giving allowance to experience and provided that the Company's long-term goals are being achieved. None of the executive officers has an employment agreement with the Company.

The Committee reviews the performance of each of the officers of the Company with the Chief Executive Officer at each of its meetings and is particularly attentive to an assessment of the officers' performance against goals, demonstrated capabilities and development of subordinates. The salary adjustments for the Chief Executive Officer are determined solely by the Committee after an evaluation of the same criteria used for other executive officers. The officers of the Company are generally on a 12-15 month salary adjustment cycle.

INCENTIVE COMPENSATION

In 1979, the Board of Directors adopted a Management Incentive Compensation Plan designed to reward the Company's management group, which includes approximately 50 people, for above average profit performance. The Plan provides for the calculation of a "Bonus Fund" based on the average of the last three years' pre-tax profit performance. Under the terms of the Plan, a required return on the shareholders' equity is deducted from pre-tax profits, and a percentage of any excess amount is designated as a "Bonus Base". The Bonus Fund for the year equals an average of the Bonus Base for each of the preceding three years. This Bonus Fund is allocated by the Committee to the management group based on individual performance, operating group performance, as well as overall Company performance.

In 1994, the shareholders approved the 1994 Omnibus Stock Plan (the Plan), which consolidates into a single plan provisions for the grant of stock options, other stock-based incentives, and the maintenance of an employee stock purchase program. The Plan replaced the 1982 Employee Stock Purchase Plan and the 1987 Incentive Stock Option Plan, under which no future grants will be made. Provisions of the Plan give the committee broad discretion to fashion the terms of awards in order to provide Davey Tree's employees with stock-based incentives that are appropriate under the circumstances. It is designed to foster long-term growth and performance by motivating employees through stock-based incentives and ownership, as well as enhance the Company's ability to attract and retain qualified employees and directors. Option grants are based on the fair market value of the Company's Common Shares on the date of grants, as established by an independent valuation firm, Management Planning, Inc. All employees of Davey Tree and its subsidiaries are eligible to participate in the Plan, and all non-employee directors of Davey Tree are eligible to receive director options under the Plan. The committee believes the Plan provides incentives to increase the market performance of the Company's shares, thereby aligning the Company's interests with those of the shareholders.

By the Compensation Committee of the Board of Directors: R. Cary Blair, Richard S. Gray, James H. Miller, and Russell R. Gifford

INDEBTEDNESS OF MANAGEMENT

No executive officer, director, nominee or affiliate of any such person was indebted to the Company in excess of the reporting requirements of the General Rules and Regulations under the Securities Exchange Act of 1934 at any time during the year 1999.

                             INDEPENDENT AUDITORS

Deloitte & Touche LLP has been appointed as the Company's independent auditors for the fiscal year ending December 31, 2000. Deloitte & Touche was created by the merger of Touche, Ross & Co. with Deloitte, Haskins and Sells in 1989. Touche, Ross & Co. has served as the Company's independent auditors since 1975. A representative of Deloitte & Touche is expected to be present at the meeting. The representative will be given an opportunity to make a statement if he or she desires to do so and to respond to questions regarding Deloitte & Touche's examination of the Company's financial statements and records for the fiscal year ended December 31, 1999.

                                    GENERAL

VOTING AT THE MEETING

Shareholders of record at the close of business on April 1, 2000 (the record date) are entitled to notice of and to vote at the meeting. On that date, a total of 8,197,340 of the Company's Common Shares were outstanding and entitled to vote. Each of the Company's Common Shares is entitled to one vote.

Each shareholder has the right to vote cumulatively if any shareholder gives notice in writing to the President, any Vice President or the Secretary of the Company at least 48 hours before the time set for the meeting and an announcement of the notice is made at the beginning of the meeting by the Chairman or the Secretary, or by or on behalf of the shareholder giving notice. If cumulative voting is in effect, shareholders will be entitled to cast a number of votes equal to the number of shares voting multiplied by the number of directors to be elected. A shareholder may cast all of these votes for one nominee or distribute them among several nominees, as that shareholder sees fit. If cumulative voting is in effect, shares represented by each properly signed proxy card will also be voted on a cumulative basis, with the votes distributed among the nominees in accordance with the judgment of the persons named in the proxy card.

Under Ohio law, directors are elected by the votes of shareholders exercising a majority of the voting power of the Company present at a meeting at which a quorum is present, and proposals are adopted or approved by the vote of a specified percentage of the voting power of the Company. Abstentions and non-votes are tabulated in determining the votes present at the meeting. Consequently, an abstention or a non-vote has the same effect as a vote against a director nominee, as each abstention or non-vote would be one less vote for a director nominee.

If any of the nominees listed on pages three and four becomes unable or declines to serve as a director, each properly signed proxy card will be voted for another person recommended by the Board of Directors. However, the Board has no reason to believe that this will occur.

The Board of Directors knows of no other matters that will be presented at the meeting. However, if other matters do properly come before the meeting, the person named in the proxy card will vote on these matters in accordance with their best judgment.

SHAREHOLDER PROPOSALS

Any shareholder who wishes to submit a proposal to be considered for inclusion in next year's Proxy Statement should send the proposal to the Company on or before December 19, 2000. Additionally, a shareholder may submit a proposal for consideration at next year's Annual Meeting of Shareholders, but not for inclusion in next year's Proxy Statement, if that proposal is submitted on or before March 5, 2001.

EXPENSES OF REQUESTING PROXIES

The Company will bear the expense of preparing, printing, and mailing this Notice and Proxy Statement. In addition to requesting proxies by mail, officers and regular employees of the Company may request proxies by telephone or in person. The Company will ask custodians, nominees, and fiduciaries to send proxy material to beneficial owners in order to obtain voting instructions. The Company will, upon request, reimburse them for their reasonable expenses for mailing the proxy material.

ANNUAL REPORT

The Company's Annual Report to Shareholders, including financial statements for the fiscal year ended December 31, 1999, is being mailed to shareholders of record with this Proxy Statement.

                                For the Board of Directors,


                                DAVID E. ADANTE
                                Secretary


April 19, 2000

                          YOUR VOTE IS IMPORTANT.
                            PLEASE SIGN, DATE AND
                             RETURN YOUR PROXY.

                       THE DAVEY TREE EXPERT COMPANY

          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 16, 2000

THIS  PROXY  IS SOLICITED  BY  YOUR     1.  Elect three Directors to the class
BOARD     OF    DIRECTORS,    WHICH         to serve for a three-year term of
RECOMMENDS  THAT YOU VOTE  FOR  THE         office expiring at the Corporation's
NOMINEES LISTED IN ITEM 1.                  2003 Annual Meeting of Shareholders.
                                            The nominees of the Board of
At    the    Annual   Meeting    of         Directors are: Richard S. Gray, Karl
Shareholders of the Corporation  to         J. Warnke and Willard R. Holland.
be  held May 16, 2000, and  at  any
adjournment,   David   E.   Adante,     (Instruction: On the line below, write
Howard   D.   Bowles,  C.   Kenneth     the name of any nominee or nominees for
Celmer,  Roger C. Funk, Richard  A.     whom authority to vote is withheld. This
Ramsey  and  Wayne M.  Parker,  and     proxy cannot be voted for a greater
each  of  them, with full power  of     number of persons than the number of
substitution  in each,  are  hereby     nominees named.)
authorized to represent me  and  to
vote my shares on the following:        ----------------------------------------
                                        Unless otherwise specified above, this
                                        Proxy will be voted for the nominees
                                        listed in Item 1.

                                        2.  Any other matter that may properly
DATE                                        come before the meeting.
     -------------------------------
                                        Please date and sign this Proxy exactly
                                        as your name appears on this card. If
------------------------------------    the address on this Proxy is incorrect,
       PLEASE SIGN HERE                 please note your correct address.

------------------------------------    [ ] Please check this box if you plan to
   JOINT OWNER, IF ANY SIGN HERE        attend the Annual Meeting of
                                        Shareholders.


    Detach above card, sign, date and mail in postage-paid envelope provided.

                            THE DAVEY TREE EXPERT COMPANY

                                 PLEASE ACT PROMPTLY
                      SIGN, DATE AND MAIL YOUR PROXY CARD TODAY

                        THE DAVEY TREE EXPERT COMPANY
          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 16, 2000


THIS VOTING INSTRUCTION IS SOLICITED    (Instruction:  Check one or both boxes)
BY  KEY TRUST COMPANY OF OHIO,  N.A.
(THE  "TRUSTEE") AS TRUSTEE  OF  THE    [ ] I direct the Trustee to vote the
DAVEY 401KSOP AND ESOP (THE "PLAN").    shares allocated to my account as of
                                        the record date in accordance with
To  Key Trust Company of Ohio, N.A.,    this voting instruction card.
Trustee  of  The Davey  401KSOP  and
ESOP:  As a participant in the Plan,    [ ] I direct the Trustee to vote the
I  hereby direct the Trustee to vote    proportionate number of "non-directed"
in  person or by proxy at the Annual    shares (shares allocated to other
Meeting  of  Shareholders   of   the    participants in the Plan for which
Corporation to be held May 16, 2000,    the Trustee does not receive voting
and  at  any adjournment,  as  shown    instructions) for which I may give
below.                                  voting instructions under the terms
                                        of the Plan in accordance with this
The  Board  of Directors  recommends    voting instruction card.
that   you  vote  for  the  nominees
listed in Item 1.                      If you do not complete and return this
                                       card, your shares will be voted, as
1. Elect  three  Directors  to   the   provided in the Plan, proportionately
 class  to  serve for a  three  year   in accordance with directions received
 term  of  office  expiring  at  the   from other participants in the Plan.
 Corporation's  2003 Annual  Meeting   If you wish to vote the non-directed
 of  Shareholders. The  nominees  of   shares differently from the shares
 the   Board   of   Directors   are:   allocated to your account, you may do
 Richard  S.  Gray, Karl  J.  Warnke   so by requesting a separate voting
 and Willard R. Holland.               instruction card from the Trustee at
                                       Key Trust, Attn: William Jordan, 127
(Instruction:   On the  line  below,   Public Square, 14th Floor, Cleveland,
write  the  name of any  nominee  or   OH, 44114-1306.
nominees for whom authority to  vote
is     withheld.     This     voting   DATE
instruction  cannot be voted  for  a       ---------------------------------
greater  number of persons than  the
number of nominees named.)             -------------------------------------
                                                 PLEASE SIGN HERE
------------------------------------
UNLESS  OTHERWISE  SPECIFIED  ABOVE,   Please date and sign this Instruction
THE  TRUSTEE  WILL VOTE  THE  SHARES   Card exactly as your name appears on
SPECIFIED  BELOW  FOR  THE  NOMINEES   this card.
LISTED IN ITEM 1.
                                       [ ] Please check this box if you plan
2.  Any   other   matter   that  may   to attend the Annual Meeting of
properly come before the meeting.      Shareholders.



    Detach above card, sign, date and mail in postage-paid envelope provided.

                         THE DAVEY TREE EXPERT COMPANY

                               PLEASE ACT PROMPTLY
                 SIGN, DATE AND MAIL YOUR INSTRUCTION CARD TODAY